                           [STOCK CERTIFICATE - FRONT]
COMMON STOCK                                                        COMMON STOCK

NUMBER                                                              SHARES

____________                                                        ____________

                        CERTIFIED DIABETIC SERVICES, INC.

INCORPORATED UNDER THE LAWS                              CUSIP 157012 10 5
OF THE STATE OF DELAWARE                                 SEE REVERSE FOR CERTAIN
                                                         ABBREVIATIONS

This Certifies that

                                    SPECIMEN

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF

                        CERTIFIED DIABETIC SERVICES, INC.

(herein referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the terms, conditions and limitations of the Certificate of Incorporation and Bylaws of the Corporation, including all amendments heretofore or hereafter made to such Certificate of Incorporation or Bylaws, to all of which reference is made hereby and to all of which the holder asserts by acceptance hereof.

         This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

         Dated:

                           [Corporate Seal]

                                         Countersigned and Registered:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                Transfer Agent and Registrar
                                         By
                                                             Authorized Officer


Peter J. Fiscinia
-----------------------------------         --------------------------
      President and                                 Secretary
        Principal Executive Officer

                           [STOCK CERTIFICATE - BACK]


                        CERTIFIED DIABETIC SERVICES, INC.

         The Corporation will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences, limitations and relative rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or to the transfer agent.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common              UNIF GIFT MIN ACT - ____________________________
         TEN ENT - as tenants by the                                      (Cust)             (Minor)
                       entireties                                   Under Uniform Gifts to Minors
         JT TEN  - as joint tenants with                       Act __________________________
                   right of survivorship                                     (State)
                   and not as tenants in common      UNIF TRF MIN ACT - __________ Custodian
                                                                          (Cust)              (Minor)
                                                                        (until age ____) under Uniform
                                                                        Transfers to Minors Act

                                                                        ______________________________
                                                                                   (State)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
--------------------------------------  ________________________________________
________________________________________________________________________________
  PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

________________________________________________________________________________
_______________________________________________________________________Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________

                ________________________________________________________________
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.